UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 1, 2010

STEELE RESOURCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-143970	75-3232682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Arrowhead Drive, Suite 101 Carson City, Nevada	89706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 672-6225

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STEELE RECORDING CORPORATION
 (Registrant’s former name)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation

The Registrant filed a Certificate of Amendment with the Nevada Secretary of State to be effective September 1, 2010 changing the Registrant’s name to “Steele Resources Corporation”. The Registrant’s OTCBB symbol “SELR” remains the same.

Item 5.07  Submission of Matters to a Vote of Security Holders

Stockholders owning a majority of the Registrant’s outstanding common stock, by written consent without a meeting, approved the amendment to the Registrant’s Articles of Incorporation to change its name to Steele Resources Corporation. On August 5, 2010 a preliminary Information Statement pursuant to Section 14C of the Proxy Rules was filed with the SEC. A definitive Information Statement was filed with the SEC and sent to stockholders on August 16, 2010.

Item 9.01  Financial Statements and Exhibits

(b)              Exhibits

99.1              Press Release dated September 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2010	STEELE RESOURCES CORPORATION

By: /s/ A.Scott Dockter
A.Scott Dockter, Chief Executive Officer